UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2025

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Web Access Intellectual Property Purchase Agreement

On July 30, 2025, pursuant to the certain Settlement Agreement and Release of All Claims dated as of July 30, 2025 (the “Settlement Agreement”), Datavault AI Inc., a Delaware Corporation (the “Company”) entered an intellectual property purchase agreement (the “Web Access IP Purchase Agreement”) with Web Access, LLC (“Web Access”), pursuant to which the Company has agreed to purchase certain intellectual property and other related assets and liabilities from Web Access (the “Web Access IP Assets”).

Pursuant to the Web Access IP Purchase Agreement, the Company has agreed to acquire the Web Access IP Assets in exchange for the issuance of 3,000,000 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”). Web Access and an affiliate of Web Access will have certain registration rights for (i) the Shares and (ii) an additional 300,000 shares of outstanding Common Stock pursuant to the Settlement Agreement, pursuant to that certain registration rights agreement with the Company and the holders of the registrable securities descibed therein, dated as of July 30, 2025 (the “Registration Rights Agreement”).

The Company has acquired no rights in relation to any intellectual property related to Web Access’s “Weed Wagon” intellectual property. Web Access has no further right to use of the Web Access IP Assets and shall not use any confusingly similar marks or domain names.

The Web Access IP Purchase Agreement includes customary representations and warranties and various customary covenants and closing conditions that are subject to certain limitations, including, without limitation, certain third-party agreements. The Company’s CEO, Nathaniel Bradley, is a member and manager of Web Access.

The foregoing summary of the Web Access IP Purchase Agreement and of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Web Access IP Purchase Agreement and of the Registration Rights Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item in connection with the Web Access IP Purchase Agreement and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The securities will be issued and were issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act, and Rule 506 promulgated under Regulation D of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Web Access IP Purchase Agreement, dated as of July 30, 2025.
10.2	Registration Rights Agreement, dated as of July 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer